UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES


Investment Company Act file number:  811-08128

Name of Fund:     W.P. Stewart & Co. Growth Fund, Inc.

Fund Address:     527 Madison Avenue
                  New York, New York 10022

Name and address of agent for service:      W.P. Stewart & Co., Inc.
                                            527 Madison Avenue
                                            New York, New York 10022
                                            Attention: Michael W. Stamm

Registrant's telephone number, including area code:  (212) 750-8585

Date of fiscal year end:  December 31

Date of reporting period: June 30, 2004

Item 1 - REPORT TO SHAREHOLDERS

                      W.P. STEWART & CO. GROWTH FUND, INC.


                               SEMI-ANNUAL REPORT
                                   (UNAUDITED)


                                  JUNE 30, 2004

W.P. STEWART & CO. GROWTH FUND, INC.
SEMI-ANNUAL REPORT TO SHAREHOLDERS AS OF JUNE 30, 2004

MANAGEMENT COMMENTS

During the first half of 2004, your Fund's net asset value per share increased from $175.37 on December 31, 2003 to $181.27 on June 30, 2004. This represents a total investment return of 3.36% compared to a return of 3.44% for the S&P 500 Index over the same period. Complete performance information, including average annual total returns, can be found on page 1 of this report.

Since April's strong economic releases provided evidence for a solid recovery, investors have assumed that the Federal Reserve would begin to raise rates by June 30th, which they did. Investors' focus has now become how often will rates be raised and by how much. The debate over monetary policy and the challenges in Iraq were the primary factors limiting the market's performance during the past few months. However, your Fund's portfolio fared well during the second quarter, modestly outperforming the S&P 500.

What's encouraging about your Fund's recent performance is confirmation of a trend begun earlier this year: investors are returning to high-quality growth stocks. This shift in focus historically has been typical of most stock market cycles; in the first recovery year, more economically sensitive sectors outperform, albeit from depressed bases. However, after a certain period of time, usually 12-18 months, investors return to companies that offer more sustainable growth. This shift captures the fact that as the economy improves interest rates tend to rise and earnings comparisons become more challenging.

The economic recovery underway has also enhanced your portfolio's near-term earnings prospects. As we enter the second-quarter reporting season, we believe the earnings underlying your Fund's holdings are poised to grow at a strong pace, and we anticipate that this trend may continue over the course of the year. A balanced portfolio coupled with some new additions underlies what we believe are the enhanced earnings prospects of your Fund. Longer term, we still expect your Fund's companies to be able to deliver consistent earnings growth. Simply put, we believe that we've improved the earnings potential of the Fund without sacrificing quality. This point can best be demonstrated by a recent addition, Whole Foods Market.

We invest in a number of rapidly growing industries. Whole Foods operates in perhaps one of the best of these, organic foods. This $35 billion industry is currently growing double-digits and, as the leader, Whole Foods has the opportunity to disproportionately benefit. An expanding customer demographic, a unique business culture, and ample opportunities for both domestic and international store expansion, give Whole Foods a long and visible growth path. While of course past performance is no guarantee of future results, we believe Whole Foods has the potential to continue to deliver high earnings growth over the next few years.

LONG-TERM VIEW

Despite the macro-challenges that lie ahead we like what we own on your behalf. Iraq, the Presidential elections and the subsequent potential policy changes pending the outcome, and more interest rate increases are important developments to monitor and can influence short-term performance. That said, we believe your Fund's portfolio is well positioned given this environment. Stable, more defensive issues such as Anheuser Busch, Coca Cola, and Kellogg are on one end of the scale, while more dynamic growers such as Electronic Arts, Dell, and Qualcomm populate the other end. Taken together, we believe your Fund's portfolio offers great long-term earnings growth potential at a reasonable valuation.


Peter H. Jennison
President
New York, NY
July 9, 2004

W.P. Stewart & Co., Inc.
Investment Adviser

                      W.P. STEWART & CO. GROWTH FUND, INC.

[CHART]

                 COMPARISON OF A HYPOTHETICAL $50,000 INVESTMENT
                W.P. STEWART & CO. GROWTH FUND VS. S&P 500 INDEX*

  DATE         GROWTH FUND    S&P 500
-------------------------------------
02/28/94            50.000     50.000
12/31/94            50.530     50.700
12/31/95            64.540     69.300
12/31/96            84.315     85.240
12/31/97           105.135    113.620
12/31/98           140.145    146.005
12/31/99           152.422    176.725
12/31/00           149.001    160.640
12/31/01           129.540    141.560
12/31/02           108.216    110.288
12/31/03           126.452    141.980
06/30/04           130.706    146.870

* For the period from February 28, 1994 (commencement of investment operations) through June 30, 2004

       AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED JUNE 30, 2004)

                                                                                       RETURN SINCE
                                           SIX MONTH   ONE YEAR  FIVE YEAR   TEN YEAR   INCEPTION*
                                           ---------   --------  ---------   --------  ------------
   W.P. Stewart & Co. Growth Fund, Inc       3.36%      12.67%     -2.14%     10.80%        9.74%
   S&P 500 Index**                           3.44%      19.11%     -2.20%     11.83%       10.99%

 * Inception Date of Fund: February 28, 1994
** The S&P 500 Index is the Standard & Poor's Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices. You cannot invest directly in an index.

   The Fund's returns are calculated assuming reinvestment of all dividends and distributions at net asset value during the period. The S&P 500 Index returns assume no transaction costs. The return figures above represent past performance which is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, and therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. To obtain current month-end performance numbers, please call our toll free number: (888) 695 4092.

W.P. STEWART & CO. GROWTH FUND, INC.
SCHEDULE OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)

         NAME OF ISSUER
       AND TITLE OF ISSUE                                SHARES          FAIR VALUE
--------------------------------------------------------------------------------------
COMMON STOCKS - 98.6%

BANKS - 0.1%
   Northern Trust Corporation                                  2,200   $        93,016
                                                                       ---------------
COMPUTERS & BUSINESS EQUIPMENT - 10.1%
   Apple Computer, Inc. (a)                                   60,700         1,975,178
   Dell Inc. (a)                                             116,500         4,173,030
   International Business Machines Corporation                23,000         2,027,450
                                                                       ---------------
                                                                             8,175,658
                                                                       ---------------
DATA PROCESSING SERVICES - 2.9%
   Automatic Data Processing, Inc.                            24,788         1,038,121
   First Data Corporation                                     28,040         1,248,341
                                                                       ---------------
                                                                             2,286,462
                                                                       ---------------
DISTRIBUTION SERVICES - 5.3%
   Sysco Corporation                                         119,200         4,275,704
                                                                       ---------------
DIVERSIFIED INDUSTRIAL - 0.7%
   General Electric Company                                   17,500           567,000
                                                                       ---------------
DRUGS & HEALTH CARE - 6.5%
   Amgen Inc. (a)                                             91,400         4,987,698
   Johnson & Johnson                                           4,500           250,650
                                                                       ---------------
                                                                             5,238,348
                                                                       ---------------
DRUG STORES - 3.7%
   Walgreen Company                                           82,900         3,001,809
                                                                       ---------------
FINANCE & BANKING - 10.7%
   American Express Company                                   85,900         4,413,542
   Charles Schwab Corporation                                248,400         2,387,124
   State Street Corporation                                   37,481         1,838,068
                                                                       ---------------
                                                                             8,638,734
                                                                       ---------------
FOOD & BEVERAGES - 15.3%
   Anheuser-Busch Companies, Inc.                             32,045         1,730,430
   Coca-Cola Company                                          66,970         3,380,646
   Kellogg Company                                           102,390         4,285,022
   W.M. Wrigley Jr. Company                                   47,000         2,963,350
                                                                       ---------------
                                                                            12,359,448
                                                                       ---------------
HOTELS & RESTAURANTS - 4.1%
   Marriott International, Inc., Class A                      66,200         3,302,056
                                                                       ---------------

The accompanying notes are an integral part of these financial statements.

         NAME OF ISSUER
       AND TITLE OF ISSUE                                SHARES          FAIR VALUE
--------------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)

MEDICAL INSTRUMENTS & SUPPLIES - 2.1%
   Medtronic, Inc                                             27,210   $     1,325,671
   Stryker Corporation                                         6,250           343,750
                                                                       ---------------
                                                                             1,669,421
                                                                       ---------------
MULTIMEDIA - 3.7%
   The New York Times Company, Class A                         7,560           338,008
   Viacom Inc., Class B                                       73,275         2,617,383
                                                                       ---------------
                                                                             2,955,391
                                                                       ---------------
RETAIL - 18.1%
   Costco Wholesale Corporation                               17,000           698,190
   Home Depot, Inc.                                           82,345         2,898,544
   Starbucks Corporation (a)                                  37,575         1,633,761
   Target Corporation                                        141,700         6,017,999
   Tiffany & Co.                                              26,200           965,470
   Wal-Mart Stores, Inc.                                      14,100           743,916
   Whole Foods Market, Inc.                                   17,300         1,651,285
                                                                       ---------------
                                                                            14,609,165
                                                                       ---------------
SOFTWARE - 9.1%
   Electronic Arts Inc.(a)                                    40,800         2,225,640
   Microsoft Corporation                                     179,436         5,124,692
                                                                       ---------------
                                                                             7,350,332
                                                                       ---------------
WIRELESS COMMUNICATIONS - 6.2%
   Qualcomm Inc                                               68,700         5,013,726
                                                                       ---------------

TOTAL COMMON STOCKS - (Cost $69,394,037)                                    79,536,270
                                                                       ---------------

TOTAL INVESTMENTS - (Cost $69,394,037) - 98.6%                              79,536,270
OTHER ASSETS LESS LIABILITIES - 1.4%                                         1,088,931
                                                                       ---------------
NET ASSETS - 100.0%                                                    $    80,625,201
                                                                       ===============

(a) No dividends paid on security.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2004 (UNAUDITED)

ASSETS:
Investments in securities, at fair value (cost $69,394,037)    $    79,536,270
Cash                                                                   260,122
Receivable for Fund shares sold                                        182,500
Receivable for investments sold                                      1,530,063
Dividends receivable                                                    72,922
Other assets                                                            19,194
                                                               ---------------
   Total Assets                                                     81,601,071
                                                               ---------------

LIABILITIES:
Payable for investments purchased                                      493,500
Advisory fee payable                                                   303,134
Payable for Fund shares purchased                                      119,426
Accrued expenses and other payables                                     59,810
                                                               ---------------
   Total Liabilities                                                   975,870
                                                               ---------------
NET ASSETS                                                     $    80,625,201
                                                               ===============

NET ASSETS CONSIST OF:
Capital stock ($0.001 par value; 100,000,000 shares
   authorized, 444,789 shares issued and outstanding)          $           445
Capital paid in excess of par                                       69,832,593
Undistributed net investment loss                                     (439,849)
Accumulated realized gain on investments - net                       1,089,779
Unrealized appreciation on investments - net                        10,142,233
                                                               ---------------
NET ASSETS                                                     $    80,625,201
                                                               ===============

Net asset value per share                                      $        181.27
                                                               ===============

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2004 (UNAUDITED)

INVESTMENT INCOME:
Dividends                                                           $       335,386
Interest and other                                                              473
                                                                    ---------------
   Total investment income                                                  335,859
                                                                    ---------------

EXPENSES:
Investment advisory fees                                                    597,705
Administrative fees                                                          31,487
Directors fees                                                               28,125
Custodian fees                                                               26,843
Printing                                                                     23,932
Registration                                                                 18,416
Transfer agent fees                                                          18,111
Insurance                                                                    14,640
Miscellaneous                                                                16,449
                                                                    ---------------
   Total expenses                                                           775,708
                                                                    ---------------

Net investment loss                                                        (439,849)
                                                                    ---------------

REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Net realized gain from investments                                        3,646,156
Net change in unrealized appreciation/(depreciation) on investments        (580,122)
                                                                    ---------------
Net realized and unrealized gain from investments                         3,066,034
                                                                    ---------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $     2,626,185
                                                                    ===============

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                              FOR THE                 FOR THE
                                                         SIX MONTHS ENDED           YEAR ENDED
                                                           JUNE 30, 2004            DECEMBER 31,
                                                            (UNAUDITED)                2003
                                                         ----------------         ---------------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss                                       $      (439,849)        $      (613,024)
Net realized gain from investments                              3,646,156                 218,448
Net change in unrealized appreciation/(depreciation)
   on investments                                                (580,122)             11,184,411
                                                          ---------------         ---------------
      Net increase in net assets resulting
         from operations                                        2,626,185              10,789,835
                                                          ---------------         ---------------

FUND SHARE TRANSACTIONS:
Proceeds from shares sold                                       7,076,483              19,653,142
Cost of redemptions                                            (5,595,453)             (9,971,246)
                                                          ---------------         ---------------
      Net increase in net assets from Fund
         share transactions                                     1,481,030               9,681,896
                                                          ---------------         ---------------
NET INCREASE IN NET Assets                                      4,107,215              20,471,731

NET ASSETS:
Beginning of period                                            76,517,986              56,046,255
                                                          ---------------         ---------------
End of period                                             $    80,625,201         $    76,517,986
                                                          ===============         ===============

The accompanying notes are an integral part of these financial statements.

W.P. STEWART & CO. GROWTH FUND, INC.
FINANCIAL HIGHLIGHTS

                                                    FOR THE                FOR THE             FOR THE
                                                  SIX MONTHS                YEAR                YEAR
                                                     ENDED                  ENDED               ENDED
                                                 JUNE 30, 2004          DECEMBER 31,        DECEMBER 31,
                                                  (UNAUDITED)               2003                2002
                                                ---------------        ---------------     ---------------
INCOME FROM INVESTMENT OPERATIONS:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period            $        175.37        $        150.08     $        180.73
                                                ---------------        ---------------     ---------------
   Net investment loss                                    (0.99)                 (1.41)              (1.46)
   Net realized and unrealized
     gain/(loss) from investments                          6.89                  26.70              (28.27)
                                                ---------------        ---------------     ---------------
Net increase/(decrease)
   from investment operations                              5.90                  25.29              (29.73)
Distributions to shareholders
   from net realized gains
   on investments                                          0.00                   0.00               (0.92)
                                                ---------------        ---------------     ---------------
Net asset value, end of period                  $        181.27        $        175.37     $        150.08
                                                ===============        ===============     ===============

TOTAL INVESTMENT RETURN (a)                                3.36%                 16.85%             (16.46)%

RATIOS AND SUPPLEMENTAL DATA:
Ratio of expenses to
   average net assets                                      1.95%(b)               1.99%               1.97%
Ratio of net investment loss to
   average net assets                                     (1.10)%(b)             (0.93)%             (0.94)%
Portfolio turnover                                           32%                    32%                 40%
Net assets, end of period
   (in thousands)                               $        80,625        $        76,518     $        56,046

(a) Total investment return is calculated assuming a purchase of common stock at net asset value at the beginning of the period, a sale at net asset value at the end of the period, reinvestment of all dividends and distributions at net asset value during the period and no redemption fee. Total investment return for a period of less than one year is not annualized. Past performance results shown in this report should not be considered a representation of future performance. Investment return will vary and net asset value of shares, when redeemed, may be worth more or less than their original cost.

(b) Annualized.

The table above reflects the unaudited operating performance for the six months ended June 30, 2004 and the audited operating performance for the years ended December 31, 2003 and 2002 based on a share of Fund common stock outstanding, as well as total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon information provided in the financial statements.

The accompanying notes are an integral part of these financial statements.

                                                    FOR THE                FOR THE             FOR THE
                                                     YEAR                   YEAR                YEAR
                                                     ENDED                  ENDED               ENDED
                                                 DECEMBER 31,           DECEMBER 31,        DECEMBER 31,
                                                     2001                   2000                1999
                                                ---------------        ---------------     ---------------
INCOME FROM INVESTMENT OPERATIONS:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period            $        207.95        $        218.96     $        213.59
                                                ---------------        ---------------     ---------------
   Net investment loss                                    (2.07)                 (2.74)              (2.03)
   Net realized and unrealized
     (loss)/gain from investments                        (25.09)                 (1.82)              20.40
                                                ---------------        ---------------     ---------------
Net (decrease)/increase
   from investment operations                            (27.16)                 (4.56)              18.37
Distributions to shareholders
   from net realized gains
   on investments                                         (0.06)                 (6.45)             (13.00)
                                                ---------------        ---------------     ---------------
Net asset value, end of period                  $        180.73        $        207.95     $        218.96
                                                ===============        ===============     ===============

TOTAL INVESTMENT RETURN (a)                              (13.06)%                (2.24)%              8.76%

RATIOS AND SUPPLEMENTAL DATA:
Ratio of expenses to
   average net assets                                      1.94%                  1.83%               1.90%
Ratio of net investment loss
   to average net assets                                  (1.11)%                (1.23)%             (1.10)%
Portfolio turnover                                           69%                    43%                 32%
Net assets, end of period
   (in thousands)                               $        61,220        $        69,848     $        75,311

(a) Total investment return is calculated assuming a purchase of common stock at net asset value at the beginning of the period, a sale at net asset value at the end of the period, reinvestment of all dividends and distributions at net asset value during the period and no redemption fee. Past performance results shown in this report should not be considered a representation of future performance. Investment return will vary and net asset value of shares, when redeemed, may be worth more or less than their original cost.

The table above reflects the audited operating performance based on a share of Fund common stock outstanding, as well as total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon information provided in the financial statements.

The accompanying notes are an integral part of these financial statements.

W.P. STEWART & CO. GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2004 (UNAUDITED)

1. ORGANIZATION AND FUND DESCRIPTION
W.P. Stewart & Co. Growth Fund, Inc. (the "Fund") is an open-end, non-diversified management investment company registered under the Investment Company Act of 1940 (the "Act"). It was incorporated under the laws of the State of Maryland in September 1993. The Fund invests primarily in common stocks listed on the New York Stock Exchange. W.P. Stewart & Co., Inc., a registered investment adviser, is the Fund's investment adviser. W.P. Stewart & Co., Inc. assumed this responsibility from its affiliate in July, 1998. The change did not involve any change in actual control or management of the investment adviser to the Fund. W.P. Stewart & Co., Inc. and its predecessor are together referred to as the "Adviser." Shares of the Fund are available for subscription by eligible investors. There is no sales charge. Prior to April 30, 2003, the redemption fee was 0.50%. From April 30, 2003 until September 30, 2003, the redemption fee was 0.50% for shares redeemed within six months of the date of purchase. This redemption fee was waived by the Fund in certain circumstances. Effective October 1, 2003, the Fund eliminated its redemption fee.

2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Fund.

USE OF ESTIMATES: The process of preparing financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions which affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

INVESTMENT VALUATION: The Fund values its portfolio as directed by the Board of Directors at the close of business of the New York Stock Exchange ("NYSE") (generally 4:00 p.m., New York City time) of each day the NYSE is open for trading (each, a "Business Day").

In general, the Fund values its portfolio holdings as of their last available public sale price on a Business Day in the case of securities listed on any established securities exchange or any comparable foreign over-the-counter quotation system providing last sale data or, in the case of securities included in NASDAQ at the NASDAQ Official Closing Price, or if no sales of such securities are reported on such date and in the case of over-the-counter securities not described above in this paragraph, at the last reported bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange on which the securities are principally traded. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Board of Directors of the Fund or the Fund's Valuation Committee.

INVESTMENT TRANSACTIONS: The Fund records all securities transactions on a trade date basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis. Realized gains and losses on sales of securities are determined on the basis of identified cost.

REPURCHASE AGREEMENTS: A repurchase agreement customarily requires the seller to repurchase the securities at a mutually agreed upon time and price. The total amount received by the Fund on repurchase would be calculated to exceed the price paid by the Fund, reflecting an agreed upon yield for the period of time to the settlement (repurchase) date. The underlying securities

(collateral) are ordinarily United States government securities, but may consist of other securities in which the Fund is permitted to invest. Repurchase agreements will be fully collateralized at all times. It is the policy of the Fund to obtain possession of collateral with a market value equal to or in excess of the principal amount sold under the agreement. If the seller defaults in its obligation to repurchase, the Fund may suffer a loss as a result of the cost in liquidating the collateral and if the collateral declines in value.

FEDERAL INCOME TAXES: The Fund's policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to registered investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund intends to pay an annual dividend, if any, to shareholders of record representing its entire net investment income and to distribute all of its realized net capital gains at least annually. Distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

3. DISTRIBUTIONS TO SHAREHOLDERS
For the six months ended June 30, 2004, and during the year ended December 31, 2003, the Fund did not make any distributions to shareholders.

As of December 31, 2003, the components of distributable earnings (loss deferrals) on a tax basis were as follows:

     Undistributed ordinary income         $           0
     Undistributed long-term gain                      0
     Unrealized appreciation                  10,285,824
     Loss deferrals and carry forwards        (2,119,847)
                                           -------------
                                           $   8,165,877
                                           =============

As of June 30, 2004, unrealized appreciation and depreciation for Federal income tax purposes was $11,582,843 and $1,440,610, respectively. The aggregate cost of investments at June 30, 2004 for Federal income tax purposes was $69,394,037. The Fund's net capital loss deferrals can be carried forward to future years to offset future net realized capital gains.

The net capital loss deferrals expire as of December 31 of the following years:

                     YEAR OF EXPIRATION               AMOUNT
                    --------------------           -----------
                            2010                   $ 1,364,696
                            2011                       755,151
                                                   -----------
                                                   $ 2,119,847
                                                   ===========

4. RELATED PARTY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Investment Advisory Services Agreement, the Fund pays the Adviser a fee of 1.5% of the Fund's average daily net assets, which is payable quarterly in arrears.

In addition to the quarterly advisory fee, the Fund bears all costs and expenses directly related to investment transactions effected and positions held for the Fund's account, including brokerage commissions, custodial fees, interest on borrowings and administrative fees. The Adviser has voluntarily agreed to waive and/or reimburse expenses of the Fund so that total Fund operating expenses do not exceed 2.5% of the average annual net assets of the Fund up to $30 million, 2% of the average annual net assets of the Fund of the next $70 million, and 1.5% of the average annual net assets of the Fund in excess of $100 million. Such voluntary waiver and/or expense reimbursement is not required by the Investment Advisory Services Agreement and may be discontinued at any time. In addition, the Adviser voluntarily bears the cost of certain professional services incurred by the Fund, including audit, legal and other miscellaneous expenses, although this arrangement may change in the future. The amount of the expenses for professional services borne by the Adviser was $129,637 for the six months ended June 30, 2004.

Under the terms of the Investment Advisory Services Agreement, an affiliated company of the Adviser may conduct brokerage services for the Fund. For the six months ended June 30, 2004, the Adviser's affiliate earned $105,200 in commissions as broker on trades of portfolio securities.

In 2002, the Fund entered into a Distribution Agreement with ALPS Distributors, Inc. (the "Distributor") in connection with the promotion and distribution of the Fund's shares. The Distributor is not affiliated with the Adviser. The Adviser has agreed to bear, out of its own resources, all of the fees payable to the Distributor for its distribution services to the Fund as well as other fees and expenses in connection with the distribution of Fund shares. For the six months ended June 30, 2004, these fees and expenses borne by the Adviser amounted to $13,699.

Each of the directors who is not an officer or employee of the Adviser (the "Independent Directors") is entitled to be paid by the Fund a fee of $1,875 for each meeting that he or she attends of the Fund's Board of Directors and each meeting of any committee of the Board of Directors that he or she attends (other than those attended by telephone conference call). For the six months ended June 30, 2004, the Fund has paid a total of $28,125 to the Independent Directors for their services.

5. ADMINISTRATION AGREEMENT
The Fund is a party to an Administration Agreement with State Street Bank and Trust Company (the "Administrator") dated January 11, 1994. Under that agreement, the Administrator receives an annual fee equal to 0.08% of the Fund's net asset value up to $125 million, 0.06% of the next $125 million, and 0.04% of assets in excess of $250 million, subject to a minimum annual fee of $65,000.

6. BANK LOAN
On April 29, 2003, the Fund obtained a 365 day unsecured revolving line of credit (the "Facility") from State Street Bank and Trust Company (the "Bank") pursuant to which it can borrow up to the lesser of (a) $5 million and (b) 10% of the Fund's net assets. On April 27, 2004, this Facility was extended for a one year period. This Facility can be used only (i) to temporarily finance the purchase or sale of securities or (ii) to finance the redemption of Fund shares. Interest charged on borrowings, which may be outstanding for a maximum of 60 days, shall be payable at a variable rate per annum equal to the Bank's overnight federal funds rate as determined by the Bank plus 0.50% per annum. The Fund is charged a commitment fee of 0.10% per annum on the unused portion of the Facility. During the six months ended June 30, 2004, the Fund did not borrow under the Facility agreement.

7. INVESTMENT TRANSACTIONS
Purchases of investments and proceeds from sales of investments, excluding short-term securities, for the six months ended June 30, 2004 were $26,273,315 and $24,944,919, respectively.

8. FUND SHARE TRANSACTIONS
The Fund is authorized to issue 100,000,000 shares of $0.001 par value capital stock. For the six months ended June 30, 2004 and the year ended December 31, 2003, transactions in shares were as follows:

                            SIX MONTHS ENDED                          YEAR ENDED
                              JUNE 30, 2004                       DECEMBER 31, 2003
                         SHARES            AMOUNT              SHARES             AMOUNT
                    ---------------    ---------------    ---------------    ---------------
     Sold                    39,702    $     7,076,483            125,694    $    19,653,142

     Redeemed               (31,227)        (5,595,453)           (62,823)        (9,971,246)
                    ---------------    ---------------    ---------------    ---------------

     Net increase             8,475    $     1,481,030             62,871    $     9,681,896
                    ===============    ===============    ===============    ===============

9. BENEFICIAL INTEREST
At June 30, 2004, no shareholder owned more than 5% of the Fund's outstanding shares.

W.P. STEWART & CO. GROWTH FUND, INC.
527 MADISON AVENUE
NEW YORK, NY  10022

DIRECTORS AND OFFICERS
Peter H. Jennison          President
John C. Russell            Vice President and Director
Marilyn G. Breslow         Director
Norman H. Brown, Jr.       Director
Thomas R. LeViness         Director
Joseph M. Santarella       Director
William F. Waters          Director
Donald M. Young            Director
Susan G. Leber             Treasurer and Principal Financial Officer
Michael W. Stamm           Secretary
Alison A. Proshan          Assistant Secretary

INVESTMENT ADVISER
W.P. Stewart & Co., Inc.
527 Madison Avenue
New York, NY 10022
(212) 750-8585

DISTRIBUTOR
ALPS Distributors, Inc.
1625 Broadway, Suite 2200
Denver, CO 80202

ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT AND SHAREHOLDER SERVICING AGENT State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

INDEPENDENT AUDITORS
Weiser LLP
135 West 50th Street
New York, NY 10020

LEGAL COUNSEL
Davis Polk & Wardell
450 Lexington Avenue
New York, NY 10017


PROXY VOTING POLICIES AND PROCEDURES
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free (888) 695 4092, or on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free (888) 695 4092, or on the Securities and Exchange Commission's website at http://www.sec.gov.

THIS REPORT IS NOT AUTHORIZED FOR USE AS AN OFFER OF SALE OR A SOLICITATION OF AN OFFER TO BUY SHARES OF THE FUND UNLESS ACCOMPANIED OR PRECEDED BY THE FUND'S CURRENT PROSPECTUS. PAST PERFORMANCE RESULTS SHOWN IN THIS REPORT SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE PERFORMANCE. INVESTMENT RETURN WILL VARY, AND NET ASSET VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Item 2 -  CODE OF ETHICS.

          Not applicable to this semi-annual report.

Item 3 -  AUDIT COMMITTEE FINANCIAL EXPERT.

          Not applicable to this semi-annual report.

Item 4 -  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

          Not applicable to this semi-annual report.

Item 5 -  AUDIT COMMITTEE OF LISTED COMPANIES.

          Not applicable.

Item 6 -  SCHEDULE OF INVESTMENTS.

          Included in Item 1.

Item 7 -  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
          FUNDS.

          Not applicable.

Item 8 -  PURCHASES OF EQUITY SECURITIES BY CLOSED-END FUNDS.

          Not applicable.

Item 9 -  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

          Not applicable.

Item 10 - CONTROLS AND PROCEDURES.

          (a) The Registrant's certifying officers have reasonably designed such disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act (17 CFR 270.30a-3(c)) to ensure material information relating to the Registrant is made known to us by others particularly during the period in which this report is being prepared. The Registrant's certifying officers have determined that the Registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

          (b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3 (d) under the Investment Company Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - EXHIBITS.

11(a)(1)       Not applicable to this semi-annual report.

11(a)(2)       Certifications pursuant to pursuant to Rule 30a-2(a) under the
          Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99. CERT.

11(a)(3)       Not applicable.

11(b)          Certifications pursuant to Rule 30a-2(b) under the Investment
          Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99. 906 CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

   W.P. Stewart & Co. Growth Fund, Inc.

   By:       /s/ Peter H. Jennison
          ------------------------------------
          Peter H. Jennison,
          President of
          W.P. Stewart & Co. Growth Fund, Inc.

   Date:  September 7, 2004

   Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

   By:       /s/ Peter H. Jennison
          -------------------------------------
          Peter H. Jennison,
          President of
          W.P. Stewart & Co. Growth Fund, Inc.

   Date:  September 7, 2004

   By:       /s/ Susan G. Leber
          -------------------------------------
          Susan G. Leber,
          Principal Financial Officer and Treasurer of
          W.P. Stewart & Co. Growth Fund, Inc.

   Date:  September 7, 2004